Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

FactorShares Trust

Supplement
May 27, 2016

to the

PureFunds™ ISE Big Data ETF
PureFunds™ ISE Mobile Payments ETF
PureFunds™ ISE Cyber Security ETF
PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF
Prospectus and Statement of Additional Information
dated January 31, 2016, as previously supplemented

PureFunds™ Drone Economy Strategy ETF
PureFunds™ Video Game Tech ETF
Prospectus and Statement of Additional Information
dated March 8, 2016

Tierra XP Latin America Real Estate ETF
 Prospectus and Statement of Additional Information
dated October 17, 2015

The Restaurant ETF
Prospectus and Statement of Additional Information
dated October 17, 2015

BlueStar TA-BIGITech™ Israel Technology ETF
Prospectus and Statement of Additional Information
dated October 21, 2015

Etho Climate Leadership U.S. ETF
Prospectus and Statement of Additional Information
dated March 18, 2016

(each a “Fund” and collectively, the “Funds”)

Effective immediately, ETF Managers Group LLC (“ETFMG”), with its principal office located at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901, serves as the Funds’ investment adviser (the “Adviser”). All references in each Prospectus and Statement of Additional Information (“SAI”) to the Funds’ previous investment adviser, Factor Advisors, LLC, are deleted and replaced with references to ETFMG.

Each of ETFMG and Factor Advisors, LLC is a wholly-owned subsidiary of Exchange Traded Managers Group, LLC (“ETMG”), an entity controlled by Samuel Masucci, III, the Chief Executive Officer of ETFMG and Factor Advisors, LLC and a Trustee and Chairman of the Board of Trustees of FactorShares Trust (the “Trust”). As a result of a Transfer and Assumption Agreement executed between ETFMG and Factor Advisors, LLC, ETFMG has assumed all liabilities, obligations and commitments in connection with each Investment Advisory Agreement between the Trust, on behalf of each Fund, and Factor Advisors, LLC (the “Transfer”). Because the management of and personnel with overall responsibility for making investment recommendations and decisions for ETFMG and Factor Advisors, LLC are identical, the Transfer will not have any effect on the management of the Funds. Additionally, the Transfer will not have any effect on the management fees or expenses paid by the Funds.

Notwithstanding the Transfer, Penserra Capital Management, LLC, the Funds’ sub-adviser, will continue to serve as sub-adviser for each Fund.

Also effective immediately, the Trust’s mailing address is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901, and Sullivan & Worcester LLP, 1666 K Street NW, Washington, DC 20006, serves as legal counsel to the Funds.

Effective on or about June 24, 2016, the Trust’s name is expected to change from FactorShares Trust to ETF Managers Trust.

Please retain this Supplement with your Prospectus and Statement of Additional Information.